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                                  EXHIBIT 10.1

                    ---------------------------------------

                         CAPITAL FACTORS HOLDING, INC.
                               STOCK OPTION PLAN

                    ---------------------------------------


         Purpose. The purpose of this Plan is to advance the interests of Capital Factors Holding, Inc., a Florida corporation (the "Company"), by providing an additional incentive to attract, retain and motivate qualified and competent persons who are key to the Company (as hereinafter defined), including key employees, Officers and Directors, and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         1. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

              (a) "Bank" shall refer to Capital Bank, a Florida bank and majority shareholder of the Company.

              (b)      "Board" shall mean the Board of Directors of the Company.

              (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

              (d)      "Committee" shall mean the Company's Compensation
Committee.

              (e) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

              (f) "Company" shall refer to Capital Factors Holding, Inc., a Florida corporation, its wholly-owned subsidiary, Capital Factors, Inc., a Florida corporation, and any additional existing or future direct or indirect majority owned subsidiary of the Company.

              (g)      "Director" shall mean a member of the Board.

              (h) "Disinterested Person" shall mean a Director who is not, during the one year prior to his or her service as a member of the Committee, or during such service, granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates, except that:

                           (i) participation in a formula plan meeting the conditions in paragraph (c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person;


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                           (ii) participation in an ongoing securities
         acquisition plan meeting the conditions in paragraph (d)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person; and

                           (iii) an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a Director from being a Disinterested Person.

In addition, in order to be a "Disinterested Person" a director shall be an outside director as defined in the rules and regulations under Section 162(m) of the Code. Such rules and regulations presently provide that a director shall not be a current employee of the Company or, a former employee receiving compensation from the Company for prior services (other than from a qualified retirement plan), shall not have been an officer of the Company, and shall not be receiving any remuneration from the Company, either directly or indirectly, in any capacity other than as a director. Remuneration is considered received, either directly or indirectly, by a director if:

                           (i) it is paid in the applicable year to the director or to an entity in which the director has a beneficial ownership interest of greater than 50%;

                           (ii) it is not de minimis, and was paid in the prior year to an entity in which the director has a beneficial interest of at least 5% but not more than 50%; or

                           (iii) it is not de minimis, and was paid in the prior year to an entity in which the director is employed or self-employed other than as a director.

For the purposes hereof, remuneration paid for goods or services shall be considered to be de minimis if the amount paid by the Company in its preceding taxable year does not exceed 5% of the recipient's gross revenues. However, remuneration in excess of $60,000 paid to an entity is not de minimis if it is paid to an entity described in (ii) above (one in which the director owns from a 5% to 50% interest), or if it is paid for personal services to an entity described in (iii) above (one by which the director is employed but owns less than a 5% interest).

                  (i) "Effective Date" shall mean the commencement date of the Company's initial public offering of Common Stock as contemplated by the Company's Registration Statement on Form S-1 (Registration No. 333-3419) initially filed with the Securities and Exchange Commission on May 9, 1996.

                  (j) "Eighty Percent Control" shall refer to control of the Company within the meaning of Section 368(c) of the Code, that is ownership of at least 80 percent of the total combined voting power of all classes of stock entitled to vote for directors of the Company and at least 80 percent of the total number of shares of each other class of stock of the Company, all as defined in Section 368(c) of the Code.


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                  (k)      "Eighty Percent Holder" shall refer to Bank or any
designee of the Bank or any previous designee of the Bank to whom or which the Bank or such previous designee has transferred Eighty Percent Control.

                  (l) "Eighty Percent Period" shall refer to that period during which any Eighty Percent Holder has Eighty Percent Control.

                  (m) "Employee Director" shall mean a member of the Board who is also an employee of the Company or a Subsidiary.

                  (n) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock for such day on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

                  (o) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

                  (p) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or a Subsidiary.

                  (q) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

                  (r) "Officer" shall mean the Company's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.


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                  (s)      "Option" (when capitalized) shall mean any option
granted under this Plan.

                  (t) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (u) "Plan" shall mean this Stock Option Plan for the Company.

                  (v)      "SAR" shall mean a stock appreciation right.

                  (w) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (x)      "Share(s)" shall mean a share or shares of the Common
Stock.

                  (y) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2. SHARES AND OPTIONS. The Company may grant to Optionees from time to time Options to purchase an aggregate of up to 1,300,000 Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. Subject to the provisions of
Section 15 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         3. DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and any Subsidiary), exceeds $100,000.

         4. CONDITIONS FOR GRANT OF OPTIONS.

            (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. In addition to Non-Employee Directors (who shall receive Options only pursuant to Section 15 of this Plan), Optionees shall be those persons selected by the Committee from the class of all regular employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular employees of the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any


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Option under this Plan shall not be eligible to receive any Option under this
Plan for the duration of such waiver.

            (b) In granting Options to employees of the Company or its Subsidiaries, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options to employees of the Company or its Subsidiaries under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, upon termination of the Eighty Percent Period, the consent of the Eighty Percent Holder and/or the attainment of stated goals, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

            (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

            (d) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to
(i) an Officer or Employee Director unless the grant of such Options is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 13 of this Plan and all of whose members are Disinterested Persons, or (ii) a Non-Employee Director unless the grant of such Options is made in accordance with Section 15 of this Plan.

            (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Director, Officer or employee may not exceed 35% of the total number of options available for grant under the Plan.

         5. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option or Option granted pursuant to Section 15 of this Plan be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary


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employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, and subject to applicable law, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjust ment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         7. EXERCISABILITY OF OPTIONS. Except as provided in Section 8 hereof or otherwise provided in this Section 7, any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option.

                  (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                           (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or


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                           (iii) if the shareholders of the Company shall
         approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned);

provided, however, that this Section 7(b) shall not apply to accelerate the exercisability of any Option if all or part of the shares in the Company are distributed to Capital Bank, Capital Bancorp, to shareholders of Capital Bancorp or to any of their affiliates, regardless of the manner in which such Shares are distributed.

                  (c) Except with respect to an Option granted pursuant to
Section 15 of this Plan, and subject to the restrictions of Section 8, the Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         8. RESTRICTIONS ON GRANT AND EXERCISE OF OPTIONS DURING EIGHTY PERCENT PERIOD; CONVERSION TO SARs.

                  (a) During the Eighty Percent Period, Options to purchase no more than 200,000 shares of Common Stock may be granted under the Plan without the restrictions on exercise set forth in the next two sentences of this
Section 8(a). Options to purchase any additional shares issuable under the Plan, even if vested pursuant to the terms of such Options, may not be exercised by an Optionee without the prior written approval of the Eighty Percent Holder during the Eighty Percent Period. Optionees desiring to exercise such Options, must make written inquiry of the Company and the Eighty Percent Holder requesting approval of any such exercise, prior to exercising any such Options during the Eighty Percent Period. The Eighty Percent Holder may, in its sole discretion, consent to the removal or limitation of the restrictions contained in this Section 8 (a).

                  (b) Each Non-Qualified Stock Option or portion thereof subject to the restrictions contained in Section 8(a) requiring approval by the Eighty Percent Holder in order to be exercised shall be issued accompanied by an SAR. The SARs shall be exercisable as provided by the Commit tee in the Non-Qualified Stock Option, but in no event prior to April 15, 2001, and then only in the event that the Eighty Percent Holder does not provide written approval of the Optionee's exercise of such vested Non-Qualified Stock Option or vested portion thereof which is subject to the restrictions set forth in
Section 8(a) above and only during the Eighty Percent Period. Each such SAR shall be exercisable with respect to the same number of shares of Common Stock that are subject to restriction pursuant to the vested Non-Qualified Stock Option or vested portion thereof that the Optionee requested to exercise. Upon the Optionee's exercise of such SAR, the Optionee shall be paid, in cash, an amount equal to the product of (i) the amount by which the Fair Market Value per share of Common Stock on the date on which the SAR is exercised exceeds the exercise price per share of Common Stock prescribed in the SAR (former Non-Qualified Stock Option) and (ii) the number of shares subject to the exercisable portion of the SAR with respect to which the Optionee has requested the ability to exercise. Any exercise of an SAR by an Optionee shall only occur during the period beginning on the third business day following the release by the Company of its quarterly or annual financial results and ending on the last business day of the quarter in which such release was made.


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                  (c) Each and every SAR accompanying a Non-Qualified Stock
Option shall be subject to the same provisions and restrictions relating to Non-Qualified Stock Options as are set forth in this Plan. In the event that any Optionee's employment by the Company or any Subsidiary or service as a Director of the Company shall terminate, any SARs held by any such Optionee on the date of such termination may be exercised during the same period, by the same person or persons, and to the same extent as any Non-Qualified Stock Options may, or would be exercised by such Optionee.

                  (d) The restrictions set forth in this Section 8 and the SARs shall immediately terminate at such time as there is no Eighty Percent Holder.

         9. TERMINATION OF OPTION PERIOD.

                  (a) The unexercised portion of any Option, other than an Option granted pursuant to Section 15 hereof, shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the Optionee's employment is terminated for any reason other than by reason of (A) Cause, which, shall mean "Cause" under Optionee's employment agreement, if any, or which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment (or, in the case of non-employee Directors, the removal of the Optionee as a Director) by reason of any act or any failure to act, by the Optionee that constitutes (1) misfeasance or malfeasance in connection with the performance by him of his duties and responsibilities as an employee or Director of the Company; (2) fraud, embezzlement or breach of trust; (3) any criminal act other than minor traffic infractions; or
         (4) the willful or knowing refusal by the Optionee to perform substantially all or any portion of his duties and responsibilities as an employee or Director of the Company; (B) a mental or physical disability as determined by a medical doctor satis factory to the Committee, or (C) death;

                           (ii) immediately upon the termination of the Optionee's employment for Cause;

                           (iii) twelve months after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee; or

                           (iv)  (A) twelve months after the date of termination
of the Optionee's employment by reason of death of the employee, or (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof; provided, however, that the Committee may adjust these terms, in its sole discretion, with respect to any Option that contains restrictions pursuant to Section 8 of this Plan.

                  (b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate


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transaction described in Subsections 7(b)(ii) or (iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         10. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, subject to written approval of the Eighty Percent Holder during the Eighty Percent Period, including with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 7(b)(ii) or (iii) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise;

although the foregoing shall remain subject to the provisions in the Company's Amended and Restated Articles of Incorporation.

         11. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         12. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
             the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
             be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         13. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be Disinterested Persons to the extent required by Section 4(d) hereof, provided that the Committee shall not have any discretion with respect to the grant of Options to Non-Employee Directors pursuant to Section 15 of this Plan. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. INCENTIVE OPTIONS FOR 10% SHAREHOLDERS. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its subsidiary [as defined in Section 424 of the Code] at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         15. FORMULA GRANTS TO NON-EMPLOYEE DIRECTORS. Each Non-Employee Director will receive (i) on the later of the date of his or her appointment as a Director or the Effective Date, a Non-Qualified Stock Option to purchase 10,000 shares of Common Stock, and (ii) on the date of each annual meeting of the Company's shareholders, beginning with the first such annual meeting that occurs after December 31, 1996, if such person continues to serve as a director on such date, a Non- Qualified Stock Option to purchase 2,000 shares of Common Stock. During the Eighty Percent Period, such Options granted on the Effective Date shall be subject to the restrictions of Section 8 on a pro-rata basis with all other Options granted on the Effective Date and shall be accompanied by SARs on the same pro-rata basis. Thereafter, during the Eighty Percent Period, all such Options shall be subject to the restrictions of Section 8 and shall be accompanied by SARs. All such SARs will have the same terms and conditions as provided in Sections 8(b) - (d). Subject to the restrictions set forth in
Section 8, such Options will become exercisable for 20% of the shares on the first anniversary date of grant and the balance in equal annual installments over the four-year period thereafter. The per share exercise price of all Options granted to Non-Employee Directors pursuant to this Section 15 will be equal to the Fair Market Value of the Shares underlying such Option. The unexercised portion of any Option granted pursuant to this Section 15 shall become null and void (i) three months after the date on which such Non-Employee Director ceases to be a Director for any reason other than for mental or physical disability or death of the Non-Employee Director, or (ii) twelve months after the mental or physical disability or death of the Non-Employee Director, provided, however, if an Option granted to a Non-Employee Director is subject to the restrictions set forth in Section 8 hereof at the time such Non-Employee Director ceases to be a Director, then, the foregoing periods of exercisability shall not commence until such restrictions terminate, or until the SAR accompanying the Option is exercisable, whichever is earlier, and for the period contained in (i) or (ii) above, whichever is applicable. If the exercise term of the Option expires while the Option is still subject to
Section 8 hereof, then the Option (or SAR) shall be exercisable for three months after the termination of such restrictions or its exercisability as an SAR, whichever is earlier.

         16. INTERPRETATION.

                  (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

                  (b) This Plan shall be governed by the laws of the State of Florida.

                  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         17. AMENDMENT AND DISCONTINUATION OF THE PLAN.

                  (a) Either the Board or the Committee may from time to time amend the Plan or any Option; provided, however, that, except to the extent provided in Section 10, no such amendment may, without approval by the shareholders of the Company, (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan; and provided further, that, except to the extent provided in Section 9, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

                  (b) Notwithstanding anything herein to the contrary, the provisions of this Plan which govern the number of Options to be awarded to Non-Employee Directors, the exercise price per share under each such Option, when and under what circumstances such Option will be granted and the period within which each such Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

         18. EFFECTIVE DATE AND TERMINATION DATE. The Plan shall be effective upon the Effective Date and shall terminate on the 10th anniversary of the Effective Date.